Exhibit 99.2

Idaho General Mines Announces Project Update and Year-End 2006 Results Conference Call

SPOKANE, WASHINGTON - March 29, 2007

Idaho General Mines (AMEX: GMO) announced that it will hold a conference call at 4:00 p.m. Eastern Time (1:00 p.m. Pacific Time) on April 3, 2007 to discuss updates to its projects and year-end 2006 results. The conference call will also be carried via webcast on the Company’s website.

Conference Call Details:
Dial-In Number:	800.599.9795
Leader:	John Gaensbauer
Passcode:	64514675

Web Cast Details:
URL	http://www.igmines.com/

Replay Details
Replay Number:	888.286.8010
Passcode:	44938897

The conference call will be archived for a limited time on the Company’s web site.

Investor Relations

John Gaensbauer, 509-227- 6861

jgaensbauer@igmines.com

or

http://www.igmines.com/

info@igmines.com